Exhibit 99.2


                                                            Commerce Bancorp, Inc. and Subsidiaries
                                                                  Consolidated Balance Sheets
                                                                          (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      June 30,    March 31,      Linked Quarter June 30,
                                                                    ----------------------------------------------------------------
               (dollars in thousands)                                   2003         2003         % Change         2002    % Change
------------------------------------------------------------------------------------------------------------------------------------

Assets         Cash and due from banks                                $1,013,885     $832,821      22 %       $659,667          54 %
               Federal funds sold                                              0       61,000    (100)          85,000        (100)
                                                                   -----------------------------------------------------------------
                               Cash and cash equivalents               1,013,885      893,821      13          744,667          36
               Loans held for sale                                        91,285       55,230      65           34,758         163
               Trading securities                                        209,451      205,631       2          218,854          (4)
               Securities available for sale                          10,259,811    8,852,908      16        5,946,271          73
               Securities held to maturity                               841,752      927,562      (9)         920,893          (9)
               Loans:
                             Commercial real estate:
                                Owner-occupied                         1,486,464    1,333,390      11        1,159,122          28
                                Investor developer                       981,657      930,791       5          947,028           4
                                Residential construction                 113,931       91,378      25           52,008         119
                                                                   -----------------------------------------------------------------
                                                                       2,582,052    2,355,559      10        2,158,158          20
                             Commercial loans:
                                Term                                     897,252      872,787       3          687,953          30
                                Line of credit                           787,084      732,693       7          626,755          26
                                Demand                                     1,512       15,795     (90)             379         299
                                                                   -----------------------------------------------------------------
                                                                       1,685,848    1,621,275       4        1,315,087          28
                             Consumer:
                                Mortgages (1-4 family residential)       676,350      647,955       4          553,452          22
                                Installment                              135,750      134,116       1          150,254         (10)
                                Home equity                            1,239,553    1,183,594       5        1,035,738          20
                                Credit lines                              59,070       50,928      16           46,854          26
                                                                   -----------------------------------------------------------------
                                                                       2,110,723    2,016,593       5        1,786,298          18
                                                                   -----------------------------------------------------------------
                                                                   ---------------------------  ------   --------------  ----------
                                   Total loans                         6,378,623    5,993,427       6        5,259,543          21
                                                                   ---------------------------  ------   --------------  ----------
                             Less allowance for loan losses               99,318       94,731       5           80,098          24
                                                                   -----------------------------------------------------------------
                                                                       6,279,305    5,898,696       6        5,179,445          21
               Bank premises and equipment, net                          701,246      635,803      10          473,840          48
               Other assets                                              440,577      328,472      34          210,367         109
                                                                   -----------------------------------------------------------------
                                                                     $19,837,312  $17,798,123      11 %    $13,729,095          44 %
                                                                   =================================================================

Liabilities    Deposits:
                             Demand:
                               Interest-bearing                       $6,616,309   $6,097,976       9 %     $4,292,382          54 %
                               Noninterest-bearing                     4,185,186    3,626,661      15        2,767,743          51
                             Savings                                   3,786,798    3,331,131      14        2,387,166          59
                             Time                                      3,198,789    3,176,133       1        2,940,098           9
                                                                   -----------------------------------------------------------------
                                                                                                ------                   ----------
                               Total deposits                         17,787,082   16,231,901      10       12,387,389          44
                                                                                                ------                   ----------

               Other borrowed money                                      507,975      109,622     363          118,491         329
               Other liabilities                                         331,765      303,039       9          193,127          72
               Trust Capital Securities - Commerce Capital Trust I             0            0       0           57,500        (100)
               Convertible Trust Capital Securities -
               Commerce Capital Trust II                                 200,000      200,000       0          200,000           0
               Long-term debt                                                  0            0       0                0           0
                                                                   -----------------------------------------------------------------
                                                                      18,826,822   16,844,562      12       12,956,507          45

Stockholders'  Common stock                                               69,921       69,072       1           67,000           4
Equity         Capital in excess of par or stated value                  591,060      565,246       5          493,800          20
               Retained earnings                                         265,239      231,280      15          141,459          88
               Accumulated other comprehensive income                     89,515       93,208      (4)          71,950          24
                                                                   -----------------------------------------------------------------
                                                                       1,015,735      958,806       6          774,209          31

               Less treasury stock, at cost                                5,245        5,245       0            1,621         224
                                                                   -----------------------------------------------------------------
                               Total stockholders' equity              1,010,490      953,561       6          772,588          31
                                                                   -----------------------------------------------------------------
                                                                     $19,837,312  $17,798,123      11 %    $13,729,095          44 %
                                                                   =================================================================


                                          Commerce Bancorp, Inc. and Subsidiaries
                                                Consolidated Balance Sheets
                                                        (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
(dollars in thousands)                        June 30,         March 31, 2003                                June 30, 2002
                                              --------------------------------------------------------------------------------------
                                                2003          Actual         $ Change  % Change     Actual      $ Change  % Change
------------------------------------------------------------------------------------------------------------------------------------

Cash and due from banks                        $1,013,885       $832,821      $181,064    22 %     $659,667     $354,218       54 %
Federal funds sold                                      0         61,000       (61,000) (100)        85,000      (85,000)    (100)
                                              --------------------------------------------------------------------------------------
                  Cash and cash equivalents     1,013,885        893,821       120,064    13        744,667      269,218       36
Loans held for sale                                91,285         55,230        36,055    65         34,758       56,527      163
Trading securities                                209,451        205,631         3,820     2        218,854       (9,403)      (4)
Securities available for sale                  10,259,811      8,852,908     1,406,903    16      5,946,271    4,313,540       73
Securities held to maturity                       841,752        927,562       (85,810)   (9)       920,893      (79,141)      (9)

Loans                                           6,378,623      5,993,427       385,196     6      5,259,543    1,119,080       21
                Less allowance for loan losses     99,318         94,731         4,587     5         80,098       19,220       24
                                              --------------------------------------------------------------------------------------
                                                6,279,305      5,898,696       380,609     6      5,179,445    1,099,860       21
                Reserve %                           1.56%          1.58%                              1.52%
Bank premises and equipment, net                  701,246        635,803        65,443    10        473,840      227,406       48
Other assets                                      440,577        328,472       112,105    34        210,367      230,210      109
                                              --------------------------------------------------------------------------------------
                                              $19,837,312    $17,798,123    $2,039,189    11 %  $13,729,095   $6,108,217       44 %
                                              ======================================================================================

Deposits:
                                                          Demand:
                  Interest-bearing             $6,616,309     $6,097,976      $518,333     9 %   $4,292,382   $2,323,927       54 %
                  Noninterest-bearing           4,185,186      3,626,661       558,525    15      2,767,743    1,417,443       51
                Savings                         3,786,798      3,331,131       455,667    14      2,387,166    1,399,632       59
                Time                            3,198,789      3,176,133        22,656     1      2,940,098      258,691        9
                                              --------------------------------------------------------------------------------------
                  Total deposits               17,787,082     16,231,901     1,555,181    10     12,387,389    5,399,693       44

                Core deposits                  17,002,324     15,296,123     1,706,201    11     11,353,030    5,649,294       50

Total other liabilities                         1,039,740        612,661       427,079    70        569,118      470,622       83
                                              --------------------------------------------------------------------------------------
                                               18,826,822     16,844,562     1,982,260    12     12,956,507    5,870,315       45

                                                1,010,490        953,561        56,929     6        772,588      237,902       31
                                              --------------------------------------------------------------------------------------

                                              $19,837,312    $17,798,123    $2,039,189    11 %  $13,729,095   $6,108,217       44 %
                                              ======================================================================================



                                           Commerce Bancorp, Inc. and Subsidiaries
                                           Summary of Bank Premises and Equipment
                                                         (unaudited)


-------------------------------------------------------------------------------------------------------------------------------
(dollars in thousands)                           June 30,               March 31,               December 31,        June 30,
                                              ---------------------------------------------------------------------------------
                                                   2003                    2003                  2002                 2002
-------------------------------------------------------------------------------------------------------------------------------
Land                                             $ 156,342               $ 134,245             $ 123,880             $ 92,975
Buildings                                          297,320                 276,216               247,508              206,993
Leasehold Improvements                              62,443                  51,523                43,130               31,686
Furniture, Fixtures & Equipment                    304,581                 289,801               265,712              238,875
Capital Leases                                         124                     124                   124                  124
                                              ---------------------------------------------------------------------------------
                                                   820,810                 751,909               680,354              570,653

         Less: Accumulated Depreciation           (217,708)               (194,964)             (181,165)            (158,354)
                                              ---------------------------------------------------------------------------------

                                                   603,102                 556,945               499,189              412,299

Premises and Equipment In Progress                  98,144                  78,858                81,629               61,541

                                              ---------------------------------------------------------------------------------

Bank premises and equipment, net                 $ 701,246               $ 635,803             $ 580,818             $473,840
                                              =================================================================================


                                           Commerce Bancorp, Inc. and Subsidiaries
                                              Consolidated Statements of Income
                                                         (unaudited)




----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Three Months Ended
                                                         -------------------------------------------------------------------------
                                                                                                    -----
                                                           June 30,      March 31,                        June 30,
                                                         -------------------------------------------------------------------------
                                                                                                         ------------
               (dollars in thousands,
                except per share amounts)                     2003           2003         % Change           2002       % Change
----------------------------------------------------------------------------------------------------------------------------------

Interest       Interest and fees on loans                     $95,548       $93,121          3 %             $86,959        10 %
income         Interest on investments                        123,098       113,661          8               101,293        22
               Other interest                                      98            79         24                   116       (16)
                                                         -------------------------------------------     -------------------------
                    Total interest income                     218,744       206,861          6               188,368        16
                                                         -------------------------------------------     -------------------------

Interest       Interest on deposits:
expense           Demand                                       11,961        12,397         (4)               14,707       (19)
                  Savings                                       6,754         6,355          6                 8,133       (17)
                  Time                                         17,387        16,846          3                21,538       (19)
                                                         -------------------------------------------     -------------------------
                    Total interest on deposits                 36,102        35,598          1                44,378       (19)
               Interest on other borrowed money                   318           914        (65)                  282        13
               Interest on long-term debt                       3,020         3,020          0                 5,082       (41)
                                                         -------------------------------------------     -------------------------
                    Total interest expense                     39,440        39,532         (0)               49,742       (21)
                                                         -------------------------------------------     -------------------------

               Net interest income                            179,304       167,329          7               138,626        29
               Provision for loan losses                        6,900         6,900          0                10,250       (33)
                                                         -------------------------------------------     -------------------------
               Net interest income after
               provision for loan losses                      172,404       160,429          7               128,376        34

Noninterest    Deposit charges and service fees                38,765        34,842         11                31,629        23
income         Other operating income                          43,388        41,360          5                30,100        44
               Net investment securities gains                  1,217          (136)      (995)                    0         0
                                                         -------------------------------------------     -------------------------
                    Total noninterest income                   83,370        76,066         10                61,729        35
                                                         -------------------------------------------     -------------------------

                    Total Revenues                            262,674       243,395          8               200,355        31

Noninterest    Salaries and benefits                           86,338        82,082          5                64,178        35
expense        Occupancy                                       22,695        20,488         11                13,083        73
               Furniture and equipment                         20,556        21,226         (3)               15,588        32
               Office                                           9,233         9,186          1                 7,454        24
               Marketing                                        9,198         5,276         74                 6,112        50
               Other                                           39,658        33,863         17                31,125        27
                                                         -------------------------------------------     -------------------------
                    Total noninterest expenses                187,678       172,121          9               137,540        36
                                                         -------------------------------------------     -------------------------

               Income before income taxes                      68,096        64,374          6                52,565        30
               Provision for federal and state
               income taxes                                    22,779        21,484          6                17,763        28
                                                         -------------------------------------------     -------------------------
               Net income                                     $45,317       $42,890          6 %             $34,802        30 %
                                                         ===========================================     =========================

               Net income per common and common
               equivalent share:
                  Basic                                         $0.65         $0.63          3 %               $0.52        25 %
                                                         -------------------------------------------     -------------------------
                  Diluted                                       $0.63         $0.60          5                 $0.49        29
                                                         -------------------------------------------     -------------------------
               Average common and common equivalent
               shares outstanding:
                  Basic                                        69,193        68,318          1                66,552         4
                                                         -------------------------------------------     -------------------------
                  Diluted                                      72,128        71,785          0                71,007         2
                                                         -------------------------------------------     -------------------------
               Cash dividends, common stock                     $0.16         $0.17         (6)%               $0.15         7 %
                                                         ===========================================     =========================

               Return on average assets                          0.98 %        1.02 %                           1.06 %
               Return on average equity                         17.91         17.94                            18.99


                                                          Commerce Bancorp, Inc.
                                                   Selected Consolidated Financial Data
                                                               (Unaudited)


                                                           Three Months Ended                                 Six Months Ended
                                                                June 30,                                         June 30,
                                                  ---------------------------------------     --------------------------------------
                                                                                     %                                           %
                                                   2003               2002        Change          2003         2002           Change
                                                  ----------      ----------     --------     ----------   ----------      ---------
                                                    (dollars and shares in thousands)              (dollars and shares in thousands)

Income Statement Data:
      Net interest income                            $179,304      $138,626         29 %        $346,633      $262,705          32 %
      Provision for loan losses                         6,900        10,250        (33)           13,800        17,150         (20)
      Noninterest income                               83,370        61,729         35           159,436       117,619          36
      Total revenues                                  262,674       200,355  +      31           506,069       380,324  +       33
      Noninterest expense                             187,678       137,540         36           359,799       263,461          37
      Net income                                       45,317        34,802  +      30            88,207        66,552  +       33


Per Share Data:
      Net income - Basic                                $0.65         $0.52         25 %           $1.28         $1.00          28 %
      Net income - Diluted                               0.63          0.49  +      29              1.23          0.94  +       31

      Book value - Basic                                                                          $14.51        $11.57          25 %
      Book value - Diluted                                                                         13.88         10.88  +       28

      Revenue per share - Diluted                      $14.57        $11.29  +      29 %          $14.07        $10.79  +       30 %

      Weighted Average Shares Outstanding:
           Basic                                       69,193        66,552                       68,758        66,275
           Diluted                                     72,128        71,007                       71,944        70,510

Balance Sheet Data:

      Total assets                                                                           $19,837,312   $13,729,095  +       44 %
      Loans (net)                                                                              6,279,305     5,179,445          21
      Allowance for loan losses                                                                   99,318        80,098          24
      Securities available for sale                                                           10,259,811     5,946,271          73
      Securities held to maturity                                                                841,752       920,893          (9)
      Total deposits                                                                          17,787,082    12,387,389          44
      Core deposits                                                                           17,002,324    11,353,030          50
      Convertible Trust Capital Securities -
      Commerce Capital Trust II                                                                  200,000       200,000           -
      Stockholders' equity                                                                     1,010,490       772,588  +       31

Capital:

      Stockholders' equity to total assets                                                          5.09 %        5.63 %

      Risk-based capital ratios:
           Tier I                                                                                  11.20         12.54
           Total capital                                                                           12.20         13.95

      Leverage ratio                                                                                6.04          7.10

Performance Ratios:

      Cost of funds                                      0.95 %        1.66 %                       1.00 %        1.67 %
      Net interest margin                                4.41          4.75                         4.50          4.79
      Return on average assets                           0.98          1.06                         1.00          1.07
      Return on average total stockholders' equity      17.91         18.99                        17.92         18.99




The following summary presents information regarding non-performing loans and assets as of June 30, 2003 and the preceding four quarters (dollar amounts in thousands).

                                                 June 30,         March 31,       December 31,     September 30,       June 30,
                                                   2003              2003             2002             2002              2002
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Non-accrual loans:
    Commercial                                         $7,049           $4,874           $5,412            $7,213           $7,581
    Consumer                                            9,517            9,860            6,326             5,512            4,944
    Real estate:
      Construction                                          -                -              131               131              181
      Mortgage                                          5,970            4,249            2,299             2,389            2,391
                                              ----------------  ---------------  ---------------  ----------------  ---------------
         Total non-accrual loans                       22,536           18,983           14,168            15,245           15,097
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Restructured loans:
    Commercial                                              3                4                5                 6                6
    Consumer                                                -                -
    Real estate:
      Construction                                          -                -
      Mortgage                                              -                -
                                              ----------------  ---------------  ---------------  ----------------  ---------------
         Total restructured loans                           3                4                5                 6                6
                                              ----------------  ---------------  ---------------  ----------------  ---------------

    Total non-performing loans                         22,539           18,987           14,173            15,251           15,103
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Other real estate                                       1,540            3,553            3,589             2,367            2,471
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Total non-performing assets                            24,079           22,540           17,762            17,618           17,574
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Loans past due 90 days or more
    and still accruing                                    434              376              620               900              834
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Total non-performing assets and
    loans past due 90 days or more                    $24,513          $22,916          $18,382           $18,518          $18,408
                                              ================  ===============  ===============  ================  ===============

Total non-performing loans as a
    percentage of total period-end
    loans                                               0.35%            0.32%            0.24%             0.28%            0.29%

Total non-performing assets as a
    percentage of total period-end assets               0.12%            0.13%            0.11%             0.11%            0.13%

Total non-performing assets and loans
    past due 90 days or more as a
    percentage of total period-end assets               0.12%            0.13%            0.11%             0.12%            0.13%

Allowance for loan losses as a
    percentage of total non-performing
    loans                                                441%             499%             640%              560%             530%

Allowance for loan losses as a percentage
    of total period-end loans                           1.56%            1.58%            1.56%             1.54%            1.52%

Total non-performing assets and loans
    past due 90 days or more as a
    percentage of stockholders' equity and
    allowance for loan losses                              2%               2%               2%                2%               2%







The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data:  (dollar amounts in thousands)

                                                                                                                        Year
                                                 Three Months Ended                  Six Months Ended                  Ended
                                            -----------------------------       ----------------------------
                                             06/30/03          06/30/02          06/30/03         06/30/02            12/31/02
                                            ------------      -----------       ------------      ----------       ---------------



Balance at beginning of period                  $94,731          $72,253            $90,733         $66,981               $66,981
Provisions charged to operating expenses          6,900           10,250             13,800          17,150                33,150
                                            ------------      -----------       ------------      ----------       ---------------
                                                101,631           82,503            104,533          84,131               100,131

Recoveries on loans charged-off:
    Commercial                                      141              215                345             405                   815
    Consumer                                        146              105                277             220                   339
    Commercial real estate                            -                -                  -               1                   176
                                            ------------      -----------       ------------      ----------       ---------------
Total recoveries                                    287              320                622             626                 1,330

Loans charged-off:
    Commercial                                   (1,197)          (1,874)            (3,065)         (3,061)               (7,181)
    Consumer                                     (1,390)            (841)            (2,755)         (1,565)               (3,514)
    Commercial real estate                          (13)             (10)               (17)            (33)                  (33)
                                            ------------      -----------       ------------      ----------       ---------------
Total charge-offs                                (2,600)          (2,725)            (5,837)         (4,659)              (10,728)
                                            ------------      -----------       ------------      ----------       ---------------
Net charge-offs                                  (2,313)          (2,405)            (5,215)         (4,033)               (9,398)
                                            ------------      -----------       ------------      ----------       ---------------

Balance at end of period                        $99,318          $80,098            $99,318         $80,098               $90,733
                                            ============      ===========       ============      ==========       ===============



Net charge-offs as a percentage of
average loans outstanding                          0.15  %          0.19  %            0.17  %         0.16  %               0.18  %


Net Reserve Additions                            $4,587           $7,845             $8,585         $13,117               $23,752



                                  Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                                     (unaudited)


                            --------------------------------------------------------------------------------------------------------

                                            June 2003                           March 2003                         June 2002
                            -------------------------------------   -------------------------------    -----------------------------
                               Average                   Average     Average               Average     Average               Average
                               Balance       Interest     Rate       Balance     Interest   Rate       Balance     Interest    Rate
                            -------------------------------------   -------------------------------    -----------------------------
(dollars in thousands)
Earning Assets
----------------------------
Investment securities
  Taxable                      $10,026,080   $119,147     4.77 %   $8,681,675    $109,916    5.13 %  $6,484,728    $97,970     6.06%
  Tax-exempt                       192,892      3,689     7.67        140,307       2,545    7.36       128,237      2,043     6.39
  Trading                          158,297      2,389     6.05        270,299       3,215    4.82       225,231      3,069     5.47
                            --------------- ---------- --------   ------------ ----------- -------  ------------  --------- --------
Total investment securities     10,377,269    125,225     4.84      9,092,281     115,676    5.16     6,838,196    103,082     6.05
Federal funds sold                  32,095         97     1.21         27,154          80    1.19        27,592        116     1.69
Loans
  Commercial mortgages           2,319,945     37,156     6.42      2,177,008      35,125    6.54     1,928,153     33,683     7.01
  Commercial                     1,552,400     21,587     5.58      1,496,039      20,943    5.68     1,194,310     17,952     6.03
  Consumer                       2,109,143     33,336     6.34      2,075,256      33,719    6.59     1,787,395     32,026     7.19
  Tax-exempt                       264,737      5,338     8.09        258,614       5,129    8.04       241,226      5,073     8.43
                            --------------- ---------- --------   ------------ ----------- -------  ------------  --------- --------
Total loans                      6,246,225     97,417     6.26      6,006,917      94,916    6.41     5,151,084     88,734     6.91

                            --------------- ---------- --------   ------------ ----------- -------  ------------  --------- --------
Total earning assets           $16,655,589   $222,739     5.36 %  $15,126,352    $210,672    5.65 % $12,016,872    191,932     6.41%
                            ===============                       ============                      ============

Sources of Funds
----------------------------
Interest-bearing
liabilities
  Regular savings               $3,477,229     $6,755     0.78 %   $3,021,219      $6,355    0.85 %  $2,304,839     $8,133     1.42%
  N.O.W. accounts                  437,455        734     0.67        403,415         813    0.82       331,878      1,152     1.39
  Money market plus              5,989,878     11,226     0.75      5,472,788      11,584    0.86     3,858,362     13,555     1.41
  Time deposits                  2,313,690     14,093     2.44      2,148,534      13,731    2.59     1,840,499     15,992     3.49
  Public funds                     878,005      3,294     1.50        793,437       3,115    1.59       984,503      5,546     2.26
                            --------------- ---------- --------   ------------ ----------- -------  ------------  --------- --------
     Total deposits             13,096,257     36,102     1.11     11,839,393      35,598    1.22     9,320,081     44,378     1.91

  Other borrowed money             278,780        318     0.46        272,304         914    1.36        70,078        282     1.61
  Long-term debt                   200,000      3,020     6.06        200,000       3,020    6.12       269,885      5,082     7.55
                            --------------- ---------- --------   ------------ ----------- -------  ------------  --------- --------
Total deposits and
interest-bearing liabilities    13,575,037     39,440     1.17     12,311,697      39,532    1.30     9,660,044     49,742     2.07

Noninterest-bearing funds
(net)                            3,080,552                          2,814,655                         2,356,828
                            --------------- ---------- --------   ------------ ----------- -------  ------------  --------- --------
Total sources to fund
earning assets                 $16,655,589     39,440     0.95    $15,126,352      39,532    1.06   $12,016,872     49,742    1.66
                            =============== ---------- --------   ============ ----------- -------  ============  --------- --------

Net interest income and
     margin tax-equivalent
     basis                                   $183,299     4.41 %                 $171,140    4.59 %               $142,190    4.75%
                                          ============ ========                ===========  =======             ========== ========

Other Balances
----------------------------
Cash and due from banks           $945,600                           $865,209                          $547,088
Other assets                       994,784                            933,321                           677,551
Total assets                    18,498,841                         16,831,542                        13,166,040
Total deposits                  16,734,886                         15,033,367                        11,885,164
Demand deposits
(noninterest-bearing)            3,638,629                          3,193,974                         2,565,083
Other liabilities                  273,183                            369,691                           207,939
Stockholders' equity             1,011,992                            956,180                           732,974
Allowance for loan losses           97,132                            93,340                            75,471



Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%. -Non-accrual loans have been included in the average loan balance. -Consumer loans include mortgage loans held for sale.


                                 Commerce Bancorp, Inc.
                            Book Value Per Share Calculation







                                                                     06/30/03          06/30/02
                                                                  ---------------    --------------
           Basic book value per share                                     $14.51            $11.57

           Diluted book value per share                                   $13.88            $10.88




           Stockholders' equity                                       $1,010,490          $772,588

           Common shares outstanding (spot)                               69,634            66,800

           Dilutive effect of unexercised options                          3,186             4,235

           Conversion of trust preferred securities                            0                 0

           Diluted shares outstanding (spot)                              72,820            71,035








                                          Commerce Bancorp, Inc. and Subsidiaries
                                                Consolidated Balance Sheets
                                                        (unaudited)


----------------------------------------------------------------------------------------------------------------------------
                                                                                              June 30,        December 31,
                                                                                           ---------------------------------
                   (dollars in thousands)                                                       2003              2002
----------------------------------------------------------------------------------------------------------------------------

Assets             Cash and due from banks                                                     $1,013,885          $811,434
                   Federal funds sold                                                                   0                 0
                                                                                           ---------------------------------
                                    Cash and cash equivalents                                   1,013,885           811,434
                   Loans held for sale                                                             91,285            96,920
                   Trading securities                                                             209,451           326,479
                   Securities available for sale                                               10,259,811         7,806,779
                   Securities held to maturity                                                    841,752           763,026
                                     (market value 06/03-$855,444; 12/02-$791,889)
                   Loans                                                                        6,378,623         5,822,589
                                  Less allowance for loan losses                                   99,318            90,733
                                                                                           ---------------------------------
                                                                                                6,279,305         5,731,856
                   Bank premises and equipment, net                                               701,246           580,818
                   Other assets                                                                   440,577           286,669
                                                                                           ---------------------------------
                                                                                              $19,837,312       $16,403,981
                                                                                           =================================

Liabilities        Deposits:
                                  Demand:
                                    Interest-bearing                                           $6,616,309        $5,635,351
                                    Noninterest-bearing                                         4,185,186         3,243,091
                                  Savings                                                       3,786,798         2,861,677
                                  Time                                                          3,198,789         2,808,722
                                                                                           ---------------------------------
                                    Total deposits                                             17,787,082        14,548,841

                   Other borrowed money                                                           507,975           391,641
                   Other liabilities                                                              331,765           345,489
                   Convertible Trust Capital Securities - Commerce Capital Trust II               200,000           200,000
                                                                                           ---------------------------------
                                                                                               18,826,822        15,485,971

Stockholders'      Common stock, 69,920,679 shares issued (68,043,171 shares in 2002)              69,921            68,043
Equity             Capital in excess of par or stated value                                       591,060           538,795
                   Retained earnings                                                              265,239           199,604
                   Accumulated other comprehensive income                                          89,515           113,614
                                                                                           ---------------------------------
                                                                                                1,015,735           920,056

                   Less treasury stock, at cost, 286,358 shares (209,794 shares in 2002)            5,245             2,046
                                                                                           ---------------------------------
                                    Total stockholders' equity                                  1,010,490           918,010
                                                                                           ---------------------------------

                                                                                              $19,837,312       $16,403,981
                                                                                           =================================



                                                           Commerce Bancorp, Inc. and Subsidiaries
                                                              Consolidated Statements of Income
                                                                         (unaudited)




------------------------------------------------------------------------------------------------------------------------------------
                                                         Three Months Ended                            Six Months Ended
                                                              June 30,                                     June 30,
                                              -----------------------------------------     ----------------------------------------
             (dollars in thousands,
              except per share amounts)            2003          2002         % Change           2003          2002        % Change
---------------------------------------------------------------------------------------     ----------------------------------------

Interest     Interest and fees on loans           $95,548       $86,959         10 %          $188,669      $168,782         12 %
income       Interest on investments              123,098       101,293         22             236,759       187,510         26
             Other interest                            98           116        (16)                177           280        (37)
                                              -----------------------------------------     ----------------------------------------
                  Total interest income           218,744       188,368         16             425,605       356,572         19
                                              -----------------------------------------     ----------------------------------------

Interest     Interest on deposits:
expense         Demand                             11,961        14,707        (19)             24,358        27,615        (12)
                Savings                             6,754         8,133        (17)             13,109        15,211        (14)
                Time                               17,387        21,538        (19)             34,233        42,819        (20)
                                              -----------------------------------------     ----------------------------------------
                  Total interest on deposits       36,102        44,378        (19)             71,700        85,645        (16)
             Interest on other borrowed money         318           282         13               1,232           708         74
             Interest on long-term debt             3,020         5,082        (41)              6,040         7,514        (20)
                                              -----------------------------------------     ----------------------------------------
                  Total interest expense           39,440        49,742        (21)             78,972        93,867        (16)
                                              -----------------------------------------     ----------------------------------------

             Net interest income                  179,304       138,626         29             346,633       262,705         32
             Provision for loan losses              6,900        10,250        (33)             13,800        17,150        (20)
                                              -----------------------------------------     ----------------------------------------
             Net interest income after
             provision for loan losses            172,404       128,376         34             332,833       245,555         36

Noninterest  Deposit charges and service fees      38,765        31,629         23              73,607        60,592         21
income       Other operating income                43,388        30,100         44              84,748        57,027         49
             Net investment securities gains        1,217             0          0               1,081             0          0
                                              -----------------------------------------     ----------------------------------------
                  Total noninterest income         83,370        61,729         35             159,436       117,619         36
                                              -----------------------------------------     ----------------------------------------

                  Total Revenues                  262,674       200,355         31             506,069       380,324         33

Noninterest  Salaries and benefits                 86,338        64,178         35             168,420       124,323         35
expense      Occupancy                             22,695        13,083         73              43,183        25,181         71
             Furniture and equipment               20,556        15,588         32              41,782        30,693         36
             Office                                 9,233         7,454         24              18,419        14,370         28
             Marketing                              9,198         6,112         50              14,474        10,973         32
             Other                                 39,658        31,125         27              73,521        57,921         27
                                              -----------------------------------------     ----------------------------------------
                  Total noninterest expenses      187,678       137,540         36             359,799       263,461         37
                                              -----------------------------------------     ----------------------------------------

             Income before income taxes            68,096        52,565         30             132,470        99,713         33
             Provision for federal and
             state income taxes                    22,779        17,763         28              44,263        33,161         33
                                              -----------------------------------------     ----------------------------------------
             Net income                           $45,317       $34,802         30 %           $88,207       $66,552         33 %
                                              =========================================     ========================================

             Net income per common and
             common equivalent share:
                Basic                               $0.65         $0.52         25 %             $1.28         $1.00         28 %
                                              -----------------------------------------     ----------------------------------------
                Diluted                             $0.63         $0.49         29               $1.23         $0.94         31
                                              -----------------------------------------     ----------------------------------------
             Average common and common
             equivalent shares outstanding:
                Basic                              69,193        66,552          4              68,758        66,275          4
                                              -----------------------------------------     ----------------------------------------
                Diluted                            72,128        71,007          2              71,944        70,510          2
                                              -----------------------------------------     ----------------------------------------
             Cash dividends, common stock           $0.16         $0.15          7 %             $0.33         $0.30         10 %
                                              =========================================     ========================================
